UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 6, 2021

Perrigo Company plc

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74
+353 1 7094000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	PRGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

The information in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

ITEM 2.01.	Completion of Acquisition or Disposition of Assets.

As previously announced, on March 1, 2021, Perrigo Company plc (the “Company,”) entered into a Stock and Asset Purchase Agreement (the “Agreement”) with Padagis LLC (f/k/a Vestas Pharma LLC) (“Buyer”), a Delaware limited liability company and affiliate of Altaris Capital Partners, LLC, pursuant to and subject to the terms and conditions of which, Buyer would acquire the assets and liabilities constituting the Company’s Generic Rx Pharmaceuticals business (the “Business”) (the “Transaction”).

On July 6, 2021, the Company completed the previously announced sale of the Business to Buyer pursuant to the Agreement for aggregate consideration of $1.55 billion, subject to customary adjustments for cash, debt, working capital and transaction expenses. The foregoing purchase price includes approximately $53 million of reimbursements which Buyer will be required to deliver in cash to the Company pursuant to the terms of the Agreement.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 2, 2021, and the full text of which is incorporated herein by reference.

On July 6, 2021, in connection with the closing of the Transaction, the Company entered into an Amendment to the Agreement with Buyer (the “Amendment”). The Amendment sets forth additional agreements of the Company and Buyer with respect to, among other things, certain tax, employee benefits, cash management, shared systems and third-party consent matters.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.2, and the terms of which are incorporated herein by reference. The matters set forth in the Amendment are also modified in important part by the disclosure schedules and annexes thereto which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that these schedules and annexes contain information that is material to an investment decision.

ITEM 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed financial information of the Company giving effect to the Transaction is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

10.1*	Stock and Asset Purchase Agreement, by and between Perrigo Company plc and Padagis LLC (f/k/a Vestas Pharma LLC, dated as of March 1, 2021 ((incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Perrigo Company plc filed with the SEC on March 2, 2021).

10.2*	Amendment to Stock and Asset Purchase Agreement, by and between Perrigo Company plc and Padagis LLC, dated as of July 6, 2021.

99.1	Unaudited Pro Forma Condensed Financial Information of Perrigo Company plc

104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and attachments have been omitted and will be furnished to the SEC supplementally upon request.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be so-called “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s, or its industry’s, actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this form, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. Risks and uncertainties include risks relating to the success of the sale of the Business, including the ability to achieve the expected benefits thereof, and potential costs or liabilities incurred or retained in connection with the Transaction that may exceed the Company’s estimates or adversely affect the Company’s business or operations. These and other important factors, including those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and in any subsequent filings with the SEC and in other investor communications of the Company from time to time, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this document are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

PERRIGO COMPANY PLC

	By:	/s/ Todd W. Kingma
Dated: July 12, 2021		Todd W. Kingma
Executive Vice President, General Counsel and Secretary